AB Cap Fund, Inc.

AB Concentrated Growth Fund

Portfolio of Investments

September 30, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.6%
Information Technology – 29.8%
Electronic Equipment, Instruments & Components – 8.8%
Amphenol Corp. - Class A	367,677	$39,808,389
CDW Corp./DE	298,102	35,632,132

		75,440,521

IT Services – 12.2%
Automatic Data Processing, Inc.	203,718	28,416,624
Mastercard, Inc. - Class A	223,735	75,660,465

		104,077,089

Software – 8.8%
Microsoft Corp.	355,638	74,801,340

		254,318,950

Health Care – 21.7%
Health Care Equipment & Supplies – 7.8%
Abbott Laboratories	608,568	66,230,455

Life Sciences Tools & Services – 7.9%
IQVIA Holdings, Inc.(a)	429,649	67,725,572

Pharmaceuticals – 6.0%
Zoetis, Inc.	306,497	50,685,409

		184,641,436

Consumer Discretionary – 16.8%
Auto Components – 4.8%
Aptiv PLC	443,038	40,617,724

Specialty Retail – 6.9%
TJX Cos., Inc. (The)	699,506	38,927,509
Ulta Beauty, Inc.(a)	88,474	19,816,407

		58,743,916

Textiles, Apparel & Luxury Goods – 5.1%
NIKE, Inc. - Class B	349,906	43,927,199

		143,288,839

Industrials – 11.6%
Building Products – 2.6%
Allegion PLC	229,803	22,729,815

Commercial Services & Supplies – 4.6%
Stericycle, Inc.(a) (b)	619,015	39,035,086

Professional Services – 4.4%
Verisk Analytics, Inc. - Class A	201,259	37,295,305

		99,060,206

Communication Services – 8.6%
Interactive Media & Services – 8.6%
Alphabet, Inc. - Class C(a)	23,660	34,770,736
Facebook, Inc. - Class A(a)	146,056	38,252,066

		73,022,802

Company	Shares	U.S. $ Value

Financials – 4.4%
Capital Markets – 4.4%
Charles Schwab Corp. (The)	1,031,980	$37,388,635

Materials – 4.2%
Chemicals – 4.2%
International Flavors & Fragrances, Inc.	293,409	35,927,932

Real Estate – 1.5%
Equity Real Estate Investment Trusts (REITs) – 1.5%
American Tower Corp.	52,550	12,702,912

Total Common Stocks (cost $596,131,605)		840,351,712

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.05%(c) (d) (e) (cost $10,900,202)	10,900,202	10,900,202

Total Investments – 99.9% (cost $607,031,807)(f)		851,251,914
Other assets less liabilities – 0.1%		1,206,276

Net Assets – 100.0%		$852,458,190

(a) Non-income producing security.
(b) Represents entire or partial securities out on loan.
(c) Affiliated investments.
(d) The rate shown represents the 7-day yield as of period end.
(e) To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f) As of September 30, 2020, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $253,679,203 and gross unrealized depreciation of investments was $(9,459,096), resulting in net unrealized appreciation of $244,220,107.

     Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market.

Glossary:
REIT – Real Estate Investment Trust

AB Cap Fund, Inc.

AB Concentrated Growth Fund

September 30, 2020 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•  Level 1 - quoted prices in active markets for identical investments

•  Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2020:
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(a)	$840,351,712	$—	$—	$840,351,712
Short-Term Investments	10,900,202	—	—	10,900,202

Total Investments in Securities	851,251,914	—	—	851,251,914
Other Financial Instruments(b)	—	—	—	—

Total	$851,251,914	$—	$—	$851,251,914

(a)	See Portfolio of Investments for sector classifications.
(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

A summary of the Fund’s transactions in AB mutual funds for the three months ended September 30, 2020 is as follows:

Fund	Market Value 06/30/2020 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 09/30/2020 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,875	$45,555	$40,530	$10,900	$2

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